                         CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                 ORIGINAL PURCHASE AS OF SEPTEMBER 30, 1997
                                   VALUATION DATE AS OF SEPTEMBER 30, 1998

                                                                                 Units
Date     Transaction                              Dollar Amount   Unit Value     This Trans   Accum Units   Accum Value

         HARRIS ASSOCIATES VALUE PORTFOLIO




9-30-97  Purchase                                    $1,000.00    15.127097820   66.107       66.107        1,000.00
9-30-98  Contract Fee                                    (1.44)   13.541089197   (0.106)      66.000          893.71
9-30-98  Value before Surr Chg                                    13.541089197    0.000       66.000          893.71
9-30-98  Surrender Charge                               (70.00)   13.541089197   (5.169)      60.831          823.71
Cumulative Total Returns without/with chrgs                             -10.48% A                             -17.63% C

         MFS TOTAL RETURN PORTFOLIO

9-30-97  Purchase                                    $1,000.00    12.885045446   77.609       77.609        1,000.00
9-30-98  Contract Fee                                    (1.44)   13.582528316   (0.106)      77.503        1,052.69
9-30-98  Value before Surr Chg                                    13.582528316    0.000       77.503        1,052.69
9-30-98  Surrender Charge                               (70.00)   13.582528316   (5.154)      72.350          982.69
Cumulative Total Returns without/with chrgs                               5.41% A                              -1.73% C


         STRONG GROWTH PORTFOLIO

9-30-97  Purchase                                    $1,000.00    15.989447629   62.541       62.541        1,000.00
9-30-98  Contract Fee                                    (1.44)   16.078509046   (0.090)      62.452        1,004.13
9-30-98  Value before Surr Chg                                    16.078509046    0.000       62.452        1,004.13
9-30-98  Surrender Charge                               (70.00)   16.078509046   (4.354)      58.098          934.13
Cumulative Total Returns without/with chrgs                               0.56% A                              -6.59% C

         ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

9-30-97  Purchase                                    $1,000.00    12.463359387   80.235       80.235        1,000.00
9-30-98  Contract Fee                                    (1.44)   10.750687586   (0.134)      80.101          861.14
9-30-98  Value before Surr Chg                                    10.750687586    0.000       80.101          861.14
9-30-98  Surrender Charge                               (70.00)   10.750687586   (6.511)      73.590          791.14
Cumulative Total Returns without/with chrgs                             -13.74% A                             -20.89% C


          LEXINGTON CORPORATE LEADERS PORTFOLIO

9-30-97   Purchase                                   $1,000.00    14.158858116   70.627       70.627        1,000.00
9-30-98   Contract Fee                                   (1.44)   13.980791611   (0.103)      70.524          985.98
9-30-98   Value before Surr Chg                                   13.980791611    0.000       70.524          985.98
9-30-98   Surrender Charge                              (70.00)   13.980791611   (5.007)      65.517          915.98
Cumulative Total Returns without/with chrgs                              -1.26% A                              -8.40% C

A = (Unit Value as of September 30, 1998 - Unit Value at Purchase)/Unit Value at Purchase
C = (Accumulated Value as of September 30, 1998 - Accum. Value at Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge  per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.


                                       CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                            ORIGINAL PURCHASE AS OF SUB-ACCOUNT INCEPTION
                                               VALUATION DATE AS OF SEPTEMBER 30, 1998

                                                                               Units
Date      Transaction                Dollar Amount    Unit Value               This Trans   Accum Units    Accum Value

          HARRIS ASSOCIATES VALUE PORTFOLIO

2-9-96    Purchase                   $1,000.00        10.146989359             98.551       98.551         1,000.00
2-8-97    Contract Fee                   (1.44)       12.123468000             (0.119)      98.433         1,193.34
2-9-98    Contract Fee                   (1.44)       15.293320523             (0.094)      98.338         1,503.92
9-30-98   Value before Surr Chg                       13.541089197              0.000       98.338         1,331.61
9-30-98   Surrender Charge              (60.00)       13.541089197             (4.431)      93.908         1,271.61
Cumulative Total Returns without/with chrgs                  33.45% A                                         27.16% C
Avg. Annual Total Returns without/with chrgs                 11.54% B                                          9.52% D

          MFS TOTAL RETURN PORTFOLIO

2-9-96    Purchase                   $1,000.00        10.102774711             98.983       98.983         1,000.00
2-8-97    Contract Fee                   (1.44)       11.027930228             (0.131)      98.852         1,090.13
2-9-98    Contract Fee                   (1.44)       13.375506975             (0.108)      98.744         1,320.76
9-30-98   Value before Surr Chg                       13.582528316              0.000       98.744         1,341.20
9-30-98   Surrender Charge              (60.00)       13.582528316             (4.417)      94.327         1,281.20
Cumulative Total Returns without/with chrgs                  34.44% A                                         28.12% C
Avg. Annual Total Returns without/with chrgs                 11.86% B                                          9.84% D


           STRONG GROWTH PORTFOLIO

2-9-96     Purchase                  $1,000.00        10.558402726             94.711       94.711         1,000.00
2-8-97     Contract Fee                  (1.44)       12.621549924             (0.114)      94.597         1,193.96
2-9-98     Contract Fee                  (1.44)       16.045981936             (0.090)      94.507         1,516.47
9-30-98    Value before Surr Chg                      16.078509046              0.000       94.507         1,519.54
9-30-98    Surrender Charge             (60.00)       16.078509046             (3.732)      90.776         1,459.54
Cumulative Total Returns without/with chrgs                  52.28% A                                         45.95% C
Avg. Annual Total Returns without/with chrgs                 17.26% B                                         15.39% D




           ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

2-9-96     Purchase                   $1,000.00       10.156090245             98.463       98.463         1,000.00
2-8-97     Contract Fee                   (1.44)      10.349591726             (0.139)      98.324         1,017.61
2-9-98     Contract Fee                   (1.44)      12.205056788             (0.118)      98.206         1,198.61
9-30-98    Value before Surr Chg                      10.750687586              0.000       98.206         1,055.78
9-30-98    Surrender Charge              (60.00)      10.750687586             (5.581)      92.625           995.78
Cumulative Total Returns without/with chrgs                   5.85% A                                         -0.42% C
Avg. Annual Total Returns without/with chrgs                  2.18% B                                         -0.16% D


           LEXINGTON CORPORATE LEADERS PORTFOLIO

2-9-96     Purchase                    $1,000.00      10.238540927             97.670       97.670         1,000.00
2-8-97     Contract Fee                    (1.44)     11.509183224             (0.125)      97.545         1,122.66
2-9-98     Contract Fee                    (1.44)     14.531551006             (0.099)      97.446         1,416.04
9-30-98    Value before Surr Chg                      13.980791611              0.000       97.446         1,362.37
9-30-98    Surrender Charge               (60.00)     13.980791611             (4.292)      93.154         1,302.37
Cumulative Total Returns without/with chrgs                  36.55% A                                         30.24% C
Avg. Annual Total Returns without/with chrgs                 12.52% B                                         10.52% D

            BANKERS TRUST EQUITY 500 INDEX

5-4-98      Purchase                   $1,000.00      10.000000000            100.000     100.000          1,000.00
9-30-98     Surrender Charge              (70.00)      9.059122983             (7.727)     92.273            835.91
Cumulative Total Returns without/with chrgs                  -9.41% A                                        -16.41% C

            MORGAN STANLEY INTERNATIONAL MAGNUM

5-4-98      Purchase                   $1,000.00      10.000000000            100.000     100.000          1,000.00
9-30-98     Surrender Charge              (70.00)      8.279963861             (8.454)     91.546            758.00
Cumulative Total Returns without/with chrgs                 -17.20% A                                        -24.20% C

            MORGAN STANLEY EMERGING MARKETS EQUITY

5-4-98      Purchase                   $1,000.00      10.000000000            100.000     100.000          1,000.00
9-30-98     Surrender Charge              (70.00)      6.124259980            (11.430)     88.570            542.43
Cumulative Total Returns without/with chrgs                 -38.76% A                                        -45.76% C



            MORGAN STANLEY HIGH YIELD

5-4-98      Purchase                   $1,000.00      10.000000000            100.000     100.000          1,000.00
9-30-98     Surrender Charge              (70.00)      9.460420341             (7.399)     92.601            876.04
Cumulative Total Returns without/with chrgs                 -5.40% A                                         -12.40% C

A = (Unit Value as of September 30, 1998 - Unit Value at Purchase)/Unit Value at Purchase
B =((A+1) ^(1/2.64109589041)) - 1
C = (Accumulated Value as of September 30, 1998 - Accum. Value at Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/2.64109589041)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge  per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.

                        CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                                  ORIGINAL PURCHASE AS OF SEPTEMBER 30, 1997
                                    VALUATION DATE AS OF SEPTEMBER 30, 1998

                                                                              Units
Date     Transaction               Dollar Amount     Unit Value               This Trans      Accum Units            Accum Value

         HARRIS ASSOCIATES VALUE PORTFOLIO

9-30-97  Purchase                  $1,000.00         15.127097820             66.107           66.107                 1,000.00
9-30-98  Contract Fee                  (1.44)        13.541089197             (0.106)          66.000                   893.71
9-30-98  Value                                       13.541089197              0.000           66.000                   893.71
Cumulative Total Returns without/with chrgs                -10.48% A                                                    -10.63% C

         MFS TOTAL RETURN PORTFOLIO

9-30-97  Purchase                  $1,000.00         12.885045446             77.609           77.609                 1,000.00
9-30-98  Contract Fee                  (1.44)        13.582528316             (0.106)          77.503                 1,052.69
9-30-98  Value                                       13.582528316              0.000           77.503                 1,052.69
Cumulative Total Returns without/with chrgs                  5.41% A                                                      5.27% C


          STRONG GROWTH PORTFOLIO

9-30-97   Purchase                 $1,000.00         15.989447629             62.541           62.541                 1,000.00
9-30-98   Contract Fee                 (1.44)        16.078509046             (0.090)          62.452                 1,004.13
9-30-98   Value                                      16.078509046              0.000           62.452                 1,004.13
Cumulative Total Returns without/with chrgs                  0.56% A                                                      0.41% C

          ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

9-30-97   Purchase                 $1,000.00         12.463359387             80.235           80.235                 1,000.00
9-30-98   Contract Fee                 (1.44)        10.750687586             (0.134)          80.101                   861.14
9-30-98   Value                                      10.750687586              0.000           80.101                   861.14
Cumulative Total Returns without/with chrgs                -13.74% A                                                    -13.89% C


           LEXINGTON CORPORATE LEADERS PORTFOLIO

9-30-97    Purchase                $1,000.00         14.158858116             70.627           70.627                 1,000.00
9-30-98    Contract Fee                (1.44)        13.980791611             (0.103)          70.524                   985.98
9-30-98    Value                                     13.980791611              0.000           70.524                   985.98
Cumulative Total Returns without/with chrgs                 -1.26% A                                                     -1.40% C

A = (Unit Value as of September 30, 1998 - Unit Value at Purchase)/Unit Value at Purchase
C = (Accumulated Value as of September 30, 1998 - Accum. Value at Purch.)/Accum. Value at Purch.

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge  per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.

                          CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

                               ORIGINAL PURCHASE AS OF SUB-ACCOUNT INCEPTION
                                  VALUATION DATE AS OF SEPTEMBER 30, 1998

                                                                            Units
Date     Transaction           Dollar Amount       Unit Value               This Trans    Accum Units           Accum Value

         HARRIS ASSOCIATES VALUE PORTFOLIO

2-9-96   Purchase              $1,000.00           10.146989359               98.551      98.551                 1,000.00
2-8-97   Contract Fee              (1.44)          12.123468000               (0.119)     98.433                 1,193.34
2-9-98   Contract Fee              (1.44)          15.293320523               (0.094)     98.338                 1,503.92
9-30-98  Value                                     13.541089197                0.000      98.338                 1,331.61
Cumulative Total Returns without/with chrgs               33.45% A                                                  33.16% C
Avg. Annual Total Returns without/with chrgs              11.54% B                                                  11.45% D

         MFS TOTAL RETURN PORTFOLIO

2-9-96   Purchase              $1,000.00           10.102774711               98.983      98.983                 1,000.00
2-8-97   Contract Fee              (1.44)          11.027930228               (0.131)     98.852                 1,090.13
2-9-98   Contract Fee              (1.44)          13.375506975               (0.108)     98.744                 1,320.76
9-30-98  Value                                     13.582528316                0.000      98.744                 1,341.20
Cumulative Total Returns without/with chrgs                34.44% A                                                 34.12% C
Avg. Annual Total Returns without/with chrgs               11.86% B                                                 11.76% D


          STRONG GROWTH PORTFOLIO

2-9-96    Purchase             $1,000.00           10.558402726               94.711      94.711                 1,000.00
2-8-97    Contract Fee             (1.44)          12.621549924               (0.114)     94.597                 1,193.96
2-9-98    Contract Fee             (1.44)          16.045981936               (0.090)     94.507                 1,516.47
9-30-98   Value                                    16.078509046                0.000      94.507                 1,519.54
Cumulative Total Returns without/with chrgs               52.28% A                                                  51.95% C
Avg. Annual Total Returns without/with chrgs              17.26% B                                                  17.17% D

          ROBERTSON STEPHENS DIVERSIFIED GROWTH PORTFOLIO

2-9-96    Purchase              $1,000.00          10.156090245               98.463      98.463                 1,000.00
2-8-97    Contract Fee              (1.44)         10.349591726               (0.139)     98.324                 1,017.61
2-9-98    Contract Fee              (1.44)         12.205056788               (0.118)     98.206                 1,198.61
9-30-98   Value                                    10.750687586                0.000      98.206                 1,055.78
Cumulative Total Returns without/with chrgs                5.85% A                                                   5.58% C
Avg. Annual Total Returns without/with chrgs               2.18% B                                                   2.08% D


          LEXINGTON CORPORATE LEADERS PORTFOLIO

2-9-96    Purchase              $1,000.00          10.238540927               97.670      97.670                 1,000.00
2-8-97    Contract Fee              (1.44)         11.509183224               (0.125)     97.545                 1,122.66
2-9-98    Contract Fee              (1.44)         14.531551006               (0.099)     97.446                 1,416.04
9-30-98   Value                                    13.980791611                0.000      97.446                 1,362.37
Cumulative Total Returns without/with chrgs               36.55% A                                                  36.24% C
Avg. Annual Total Returns without/with chrgs              12.52% B                                                  12.42% D

          BANKERS TRUST EQUITY 500 INDEX

5-4-98    Purchase              $1,000.00          10.000000000              100.000     100.000                 1,000.00
9-30-98   Value                                     9.059122983                0.000     100.000                   905.91
Cumulative Total Returns without/with chrgs               -9.41% A                                                  -9.41% C

          MORGAN STANLEY INTERNATIONAL MAGNUM

5-4-98    Purchase              $1,000.00          10.000000000              100.000     100.000                 1,000.00
9-30-98   Value                                     8.279963861                0.000     100.000                   828.00
Cumulative Total Returns without/with chrgs               17.20% A                                                 -17.20% C

           MORGAN STANLEY EMERGING MARKETS EQUITY

5-4-98     Purchase             $1,000.00          10.000000000              100.000     100.000                 1,000.00
9-30-98    Value                                    6.124259980                0.000     100.000                   612.43
Cumulative Total Returns without/with chrgs              -38.76% A                                                 -38.76% C


           MORGAN STANLEY HIGH YIELD

5-4-98     Purchase             $1,000.00          10.000000000              100.000     100.000                 1,000.00
9-30-98    Surrender Charge                         9.460420341                0.000     100.000                   946.04
Cumulative Total Returns without/with chrgs               -5.40% A                                                  -5.40% C

A = (Unit Value as of September 30, 1998 - Unit Value at Purchase)/Unit Value at Purchase
B =((A+1) ^(1/2.64109589041)) - 1
C = (Accumulated Value as of September 30, 1998 - Accum. Value at Purch.)/Accum. Value at Purch.
D = ((C+1) ^(1/2.64109589041)) - 1

The Contract Fee assumes an estimated $25,000 Contract Value so that the Contract Maintenance Charge  per $1,000 of net asset value in the Separate Account is $1.44. Such charge would be higher for smaller Contract Values and lower for higher Contract Values.